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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------



                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                Date of Report                    May 22, 1997
       (Date of Earliest Event Reported)         (May 22, 1997)





                               EQUITY INNS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                TENNESSEE              34-0-23290       62-1550848
        ----------------------------  -------------  -------------------
        (State or other jurisdiction   (Commission     (IRS Employer
               of incorporation)       File Number)  Identification No.)




                                4735 SPOTTSWOOD,
                                   SUITE 201,
                            MEMPHIS, TENNESSEE 38117
                            (Address and zip code of
                          principal executive offices)




       Registrant's telephone number, including area code: (901) 761-9651


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ITEM 5.  OTHER EVENTS

     This report contains as exhibits (a) the form of Underwriting Agreement among Equity Inns, Inc., Equity Inns Trust, Equity Inns Partnership, L.P., Smith Barney Inc., Morgan Keegan & Company, Inc., Prudential Securities Incorporated and J.C. Bradford & Co. (collectively, the "Underwriters") in connection with the sale of 8,000,000 shares of the Company's common stock (the "Offering") pursuant to the Company's Prospectus Supplement dated as of May 22, 1997, to a Prospectus dated May 12, 1997, included as part of a Registration Statement on Form S-3 (No. 333-26559) filed with the Commission on May 6, 1997 (the "Registration Statement") and (b) the form of tax opinion incorporated by reference as Exhibit 8.1 to the Registration Statement.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

     The following exhibits are filed herewith:

     Exhibit       Description
     -------       -----------

      1.1 Form of Underwriting Agreement between Equity Inns, Inc., Equity Inns Trust, Equity Inns Partnership, L.P., Smith Barney Inc., Morgan Keegan & Company, Inc., Prudential Securities Incorporated and J.C. Bradford & Co.

      8.1          Form of Opinion of Hunton & Williams as to Tax Matters



                                      -2-

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         EQUITY INNS, INC.
                                           (REGISTRANT)



Date:  May 22, 1997                      By: /s/ Howard A. Silver
                                           -------------------------------
                                           Howard A. Silver
                                           Chief Financial Officer




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                                 EXHIBIT INDEX


Exhibit          Description
-------          -----------

 1.1 Form of Underwriting Agreement between Equity Inns, Inc., Equity Inns Trust, Equity Inns Partnership, L.P., Smith Barney Inc., Morgan Keegan & Company, Inc., Prudential Securities Incorporated and J.C. Bradford & Co.

 8.1             Form of Opinion of Hunton & Williams as to Tax Matters





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